EXHIBIT 2

AMENDED AND RESTATED JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to 2,536,118 common units representing limited partnership interests of Dorchester Minerals, L.P., a Delaware limited partnership, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings.

In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement as of November 25, 2024.

CARROLLTON MINERAL PARTNERS, LP

By: CMP Energy, LLC, the general partner of Carrollton Mineral Partners GP, LP, its general partner

/s/ John R. Howard, Jr.
John R. Howard, Jr.
Manager

CARROLLTON MINERAL PARTNERS FUND II, LP

By: CMP Energy II, LLC, the general partner of Carrollton Mineral Partners II GP, LP, its general partner

/s/ John R. Howard, Jr.
John R. Howard, Jr.
Manager

CARROLLTON MINERAL PARTNERS III, LP

By: CMP Energy III, LLC, the general partner of Carrollton Mineral Partners III GP, LP, its general partner

/s/ John R. Howard, Jr.
John R. Howard, Jr.
Manager

CARROLLTON MINERAL PARTNERS III-B, LP

By: CMP Energy III, LLC, the general partner of Carrollton Mineral Partners III-B GP, LP, its general partner

/s/ John R. Howard, Jr.
John R. Howard, Jr.
Manager

CARROLLTON MINERAL PARTNERS IV, LP

By: CMP Energy IV, LLC, the general partner of Carrollton Mineral Partners IV GP, LP, its general partner

/s/ John R. Howard, Jr.
John R. Howard, Jr.
Manager

CMP PERMIAN, LP

By: Carrollton Land Company, LLC, its general partner

/s/ John R. Howard, Jr.
John R. Howard, Jr.
Manager

CMP GLASSCOCK, LP

By: Carrollton Land Company, LLC, its general partner

/s/ John R. Howard, Jr.
John R. Howard, Jr.
Manager

INGLESIDE CAPITAL, LP

By: CMP Resources, LLC, its general partner

/s/ John R. Howard, Jr.
John R. Howard, Jr.
Manager

CARROLLTON MINERAL PARTNERS GP, LP

By: CMP Energy, LLC, its general partner

/s/ John R. Howard, Jr.
John R. Howard, Jr.
Manager

CARROLLTON MINERAL PARTNERS II GP, LP

By: CMP Energy II, LLC, its general partner

/s/ John R. Howard, Jr.
John R. Howard, Jr.
Manager

CARROLLTON MINERAL PARTNERS III GP, LP

By: CMP Energy III, LLC, its general partner

/s/ John R. Howard, Jr.
John R. Howard, Jr.
Manager

CARROLLTON MINERAL PARTNERS III-B GP, LP

By: CMP Energy III, LLC, its general partner

/s/ John R. Howard, Jr.
John R. Howard, Jr.
Manager

CARROLLTON MINERAL PARTNERS IV GP, LP

By: CMP Energy IV, LLC, its general partner

/s/ John R. Howard, Jr.
John R. Howard, Jr.
President

CARROLLTON LAND COMPANY, LLC

/s/ John R. Howard, Jr.
John R. Howard, Jr.
Manager

CMP ENERGY, LLC

/s/ John R. Howard, Jr.
John R. Howard, Jr.
Manager

CMP ENERGY II, LLC

/s/ John R. Howard, Jr.
John R. Howard, Jr.
Manager

CMP ENERGY III, LLC

/s/ John R. Howard, Jr.
John R. Howard, Jr.
Manager

CMP ENERGY IV, LLC

/s/ John R. Howard, Jr.
John R. Howard, Jr.
Manager
CMP RESOURCES, LLC

/s/ John R. Howard, Jr.
John R. Howard, Jr.
Manager

/s/ John R. Howard, Jr.
John R. Howard, Jr., in his individual capacity